Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Summary Prospectuses for RS Emerging Markets Fund and RS Greater China Fund

(A, C, K shares) Dated May 1, 2012, and

Summary Prospectuses for RS Emerging Markets Fund and RS Greater China Fund

(Y shares) Dated May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. The Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2012, as supplemented June 19, 2012 and November 9, 2012, and SAI, dated May 1, 2012, as revised May 15, 2012 and supplemented June 19, 2012 and November 9, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

RS Investment Management Co. LLC (“RS Investments”), the adviser to RS Emerging Markets Fund and RS Greater China Fund (together, the “Funds”), expects to propose to the Board of Trustees of RS Investment Trust that RS Investments assume the day-to-day management of the Funds. Upon the assumption of day-to-day management of the Funds by RS Investments, Baillie Gifford Overseas Limited would cease serving as sub-sub-investment adviser to those Funds. These changes are expected to become effective in early 2013.

November 9, 2012